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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                  Form 8-K/A
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 3, 1998

                            Datametrics Corporation
            (Exact name of registrant as specified in its charter)

   Delaware                         0-8567                     95-3545701
 ------------                     ----------                 --------------
 (State or other                  (Commission                (IRS Employer
 Jurisdiction of                  File Number)               Identification No.)
 incorporation)

 26604 Agoura Road
 Calabasas, California                                              91302
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 (Address of principal                                            (Zip code)
 executive offices)

                                (818) 871-0300
                                --------------
              Registrant's telephone number, including area code


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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        c.     Exhibits

               16.1 Letter from Deloitte & Touche LLP regarding change in certifying accountant.


                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Datametrics Corporation

March 5, 1998                                         By /s/ Daniel P. Ginns
                                                         -------------------
                                                         Daniel P. Ginns
                                                         Chief Executive Officer